[logo] M F S(R)
INVESTMENT MANAGEMENT


                                  MFS(R) LARGE CAP
                                   GROWTH FUND
                                  SEMIANNUAL REPORT o MAY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

June 17, 2002

(1)Source: Lipper Inc.

(2)Source: Thomson Wealth Management.

(3)For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
    John E. Lathrop

For the six months ended May 31, 2002, Class A shares of the fund returned -14.32%, Class B shares -14.61%, and Class I shares -13.92%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -12.87% return over the same period for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's returns also compare to a -5.69% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.14%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST 6 MONTHS?

A. Large-cap growth stocks trended lower amid very volatile trading. Concerns over Middle East tensions, a potential armed conflict between India and Pakistan, and further terrorist acts against the United States seemed to keep investors short-term oriented and increasingly risk averse. Furthermore, lackluster earnings reports and continued muted forward-looking guidance from a number of high profile companies offered little inducement for people to abandon this posture. As a result, growth stocks gave back most of the gains they achieved last fall.

    Against this backdrop, most sectors suffered major setbacks, including technology, health care, and industrial goods and services. Many of the biggest companies also lost altitude. Among these were General Electric, AOL Time Warner, and Microsoft. Better performance resided in smaller-cap companies, as well as in defensive growth areas.

Q.  WHAT DROVE FUND PERFORMANCE DURING THIS TIME?

A. We experienced our share of disappointments, the most significant of which was Tyco International. A narrowly averted liquidity squeeze, a flip-flop on its breakup strategy, and revelations concerning some senior managers caused that stock to pull back to levels we haven't seen since 1996. Performance was also affected by not owning some consumer staples stocks that were market leaders during this time period, including Coca-Cola and Wal-Mart.

    On the other hand, the portfolio's holdings among leisure and financial services concerns boosted relative performance. Signs of stabilization -- and then apparent firming -- in the advertising arena helped stocks of select media concerns to make headway. Our positions in Viacom and Clear Channel Communications outperformed the group. As well, our confidence in the commercial insurance pricing cycle was also rewarded during the period. Here, Chubb and MetLife were noteworthy contributors.

Q. HAS THE ONGOING WEAKNESS OF LARGE-CAP GROWTH STOCKS CAUSED YOU TO CHANGE YOUR INVESTMENT APPROACH?

A. No. But that doesn't mean we're not striving to be better at what we do. That's true for our research process, as well as for how we build the portfolio.

    In research, we continued to add analysts to help us identify companies with good growth prospects. We are particularly interested in situations where we feel the market is underestimating that growth. While our analysts are part of a team effort here -- sharing data and insights both within and across sector teams -- we actively encourage them to think independently, to challenge "common wisdom."

    This is also true on the portfolio level. Each MFS large-cap growth manager is an integral part of our large-cap growth portfolio team, which meets frequently to discuss new ideas and opportunities in the large-cap universe. Of course, each manager is also held accountable for his or her respective portfolios. We think we've come through this difficult market as a stronger team. We're working harder, but we're also working better.

Q. ON A MORE TACTICAL LEVEL, DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE PERIOD?

A. Overall, we haven't made any major changes to our positioning. As of the end of the period, we remained underweighted relative to our benchmark in health care and technology, the two biggest traditional growth sectors. We believe that many companies in these areas face medium-term challenges. In the case of health care, we are cautious about the outlook for large drug manufacturers. Over the past few years, growth in research and development spending has not produced proportionately more new drugs. In addition, patent expiration looms for a number of existing drugs, and generic substitution has rapidly accelerated. These things could limit future growth prospects.

    In technology, we think demand will remain anemic for some time. We believe long-term winners in this sector will be companies that weather the current downturn by gaining market share and controlling expenses.

    Our confidence in an improving advertising environment is higher now than it was at the end of 2001, and our exposure in media firms has grown accordingly. Television and radio advertising spending have shown signs of firming, and we think it is likely that outdoor advertising will follow in time. Our focus on financial services firms also remains intact, with our biggest concentration being in the commercial insurance area. Insurance rates have been rising after a long cyclical downturn. That process accelerated last year with terrorism-related losses. We believe better pricing and better terms (which should help underwriters limit risk) should allow companies with strong balance sheets and solid underwriting discipline to continue to experience improving business fundamentals.

Q.  WHAT IS YOUR OUTLOOK?

A. We are cautiously optimistic at this point. We believe evidence of a recovery -- in the economy as well as in corporate profits -- is beginning to take shape. But that recovery will take time. And we can't say when the market will start to reflect that economic improvement. For our part, we will remain true to our growth investment philosophy, that stock prices ultimately follow earnings progress and that bottom- up, company-by-company independent research offers the best way to identify companies with good growth prospects. We will also maintain our investment discipline, paying strict attention to stock valuations.

 /s/ John E. Lathrop

     John E. Lathrop
    Portfolio Manager

    Note to shareholders: Effective November 30, 2001, the Russell 1000 Growth Index replaced the S&P 500 as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects our large-cap growth discipline, offering investors a more reliable objective measure of the fund's performance. For comparison to the broad stock market, we will also continue to provide returns for the S&P 500.

    The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

    It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                 SEEKS TO PROVIDE GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     DECEMBER 29, 1986

CLASS INCEPTION:           CLASS A  SEPTEMBER 7, 1993
                           CLASS B  DECEMBER 29, 1986
                           CLASS I   JANUARY 2, 1997

SIZE:                      $590.7 MILLION NET ASSETS AS OF MAY 31, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               -14.32%      -27.92%       -22.88%       +21.51%      +152.73%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        -27.92%       - 8.30%       + 3.97%      +  9.71%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --        -32.07%       -10.09%       + 2.75%      +  9.07%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               -14.61%      -28.47%       -24.59%       +17.13%      +135.37%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  --        -28.47%       - 8.98%       + 3.21%      +  8.94%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  --        -31.33%       - 9.69%       + 2.97%      +  8.94%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                            6 Months       1 Year       3 Years       5 Years      10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                          -13.92%      -27.32%       -21.64%       +24.31%      +150.59%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                             --        -27.32%       - 7.81%       + 4.45%      +  9.62%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class A and I share performance includes the performance of the fund's original share class (Class B). Class A performance has been adjusted to reflect the initial sales charge applicable to A and Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for this class has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for A and I than those of B, performance shown is lower for A and I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2002

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                    20.6%
FINANCIAL SERVICES            17.6%
HEALTH CARE                   16.9%
LEISURE                       12.6%
SPECIAL PRODUCTS & SERVICES    9.0%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  4.0%                              AMERICAN INTERNATIONAL GROUP, INC.  2.3%
Diversified media and entertainment company     Insurance and financial services holding company

PFIZER, INC.  2.6%                              WYETH CO.  2.1%
Pharmaceutical products company                 Pharmaceutical and health care products company

CISCO SYSTEMS, INC.  2.5%                       TARGET CORP.  2.1%
Computer network developer                      General merchandise retailer

CLEAR CHANNEL COMMUNICATIONS, INC.  2.4%        FIRST DATA CORP.  2.0%
Media company with operations in radio,         Provider of outsourced processing of financial
outdoor advertising and live entertainment      transactions

MICROSOFT CORP.  2.3%                           AUTOMATIC DATA PROCESSING, INC.  2.0%
Computer software and systems company           Provider of outsourced payroll and human
                                                resources computing services

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2002

Stocks - 96.3%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.8%
  Aerospace - 0.6%
    Northrop Grumman Corp.                            28,200       $  3,420,942
-------------------------------------------------------------------------------
  Apparel & Textiles - 0.9%
    Nike, Inc., "B"                                  101,300       $  5,444,875
-------------------------------------------------------------------------------
  Automotive - 0.7%
    Harley-Davidson, Inc.                             81,700       $  4,295,786
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.4%
    Capital One Financial Corp.                       35,300       $  2,204,132
-------------------------------------------------------------------------------
  Biotechnology - 2.5%
    Abbott Laboratories, Inc.                        110,300       $  5,239,250
    Amgen, Inc.*                                      59,500          2,833,985
    Genentech, Inc.*                                  19,800            702,900
    Pharmacia Corp.                                  137,800          5,951,582
                                                                   ------------
                                                                   $ 14,727,717
-------------------------------------------------------------------------------
  Business Machines - 1.0%
    Affiliated Computer Services, Inc., "A"*         102,400       $  5,697,536
-------------------------------------------------------------------------------
  Business Services - 6.6%
    Automatic Data Processing, Inc.                  213,770       $ 11,098,938
    BISYS Group, Inc.*                               203,600          7,079,172
    Concord EFS, Inc.*                               277,100          8,664,917
    First Data Corp.                                 145,500         11,523,600
    Sabre Group Holding, Inc., "A"*                   21,200            835,280
                                                                   ------------
                                                                   $ 39,201,907
-------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    Sprint Corp. (PCS Group)*                        223,300       $  2,331,252
-------------------------------------------------------------------------------
  Chemicals - 0.6%
    Praxair, Inc.                                     65,300       $  3,656,800
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.6%
    Dell Computer Corp.*                             261,600       $  7,023,960
    Lexmark International, Inc.*                     132,100          8,249,645
                                                                   ------------
                                                                   $ 15,273,605
-------------------------------------------------------------------------------
  Computer Software - 1.0%
    Oracle Corp.*                                    744,900       $  5,899,608
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Microsoft Corp.*                                 256,100       $ 13,038,051
-------------------------------------------------------------------------------
  Computer Software - Services - 2.0%
    SunGard Data Systems, Inc.*                      202,400       $  5,691,488
    VERITAS Software Corp.*                          277,375          6,288,091
                                                                   ------------
                                                                   $ 11,979,579
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.8%
    Brocade Communications Systems, Inc.*            149,600       $  2,939,640
    Cadence Design Systems, Inc.*                    194,600          3,747,996
    EMC Corp.*                                       115,400            836,650
    Peoplesoft, Inc.*                                258,800          5,313,164
    Rational Software Corp.*                         324,870          3,697,021
                                                                   ------------
                                                                   $ 16,534,471
-------------------------------------------------------------------------------
  Conglomerates - 1.6%
    General Electric Co.                              99,500       $  3,098,430
    Tyco International Ltd.                          282,870          6,208,997
                                                                   ------------
                                                                   $  9,307,427
-------------------------------------------------------------------------------
  Consumer Goods & Services - 2.8%
    Gillette Co.                                     176,000       $  6,260,320
    Kimberly-Clark Corp.                              58,100          3,771,852
    Philip Morris Cos., Inc.                         113,600          6,503,600
                                                                   ------------
                                                                   $ 16,535,772
-------------------------------------------------------------------------------
  Electronics - 5.4%
    Analog Devices, Inc.*                            270,400       $  9,902,048
    KLA-Tencor Corp.*                                 17,900            933,127
    Linear Technology Corp.                          153,900          5,732,775
    Maxim Integrated Products, Inc.*                  98,500          4,531,000
    Novellus Systems, Inc.*                           73,300          3,113,784
    Teradyne, Inc.*                                   68,900          1,865,812
    Texas Instruments, Inc.                          200,700          5,754,069
                                                                   ------------
                                                                   $ 31,832,615
-------------------------------------------------------------------------------
  Entertainment - 8.6%
    AOL Time Warner, Inc.*                           156,300       $  2,922,810
    Clear Channel Communications, Inc.*              256,200         13,637,526
    Fox Entertainment Group, Inc.*                   368,300          9,222,232
    Viacom, Inc., "B"*                               461,304         22,585,444
    Walt Disney Co.                                  101,600          2,327,656
                                                                   ------------
                                                                   $ 50,695,668
-------------------------------------------------------------------------------
  Financial Institutions - 7.5%
    American Express Co.                             148,600       $  6,316,986
    Citigroup, Inc.                                  236,407         10,208,054
    Freddie Mac                                      144,900          9,498,195
    Goldman Sachs Group, Inc.                        108,900          8,216,505
    Merrill Lynch & Co., Inc.                        167,500          6,818,925
    Morgan Stanley Dean Witter & Co.                  69,500          3,159,470
                                                                   ------------
                                                                   $ 44,218,135
-------------------------------------------------------------------------------
  Financial Services - 1.5%
    Mellon Financial Corp.                           239,900       $  8,900,290
-------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Kellogg Co.                                       90,900       $  3,336,030
-------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    International Paper Co.                           81,600       $  3,516,960
-------------------------------------------------------------------------------
  Healthcare - 0.6%
    Anthem, Inc.*                                     52,700       $  3,736,430
-------------------------------------------------------------------------------
  Insurance - 5.0%
    American International Group, Inc.               190,887       $ 12,783,702
    Chubb Corp.                                       34,400          2,585,504
    MetLife, Inc.                                    241,800          8,035,014
    The St. Paul Cos., Inc.                           58,300          2,484,163
    Travelers Property Casualty Corp.                221,700          3,890,835
                                                                   ------------
                                                                   $ 29,779,218
-------------------------------------------------------------------------------
  Machinery - 1.2%
    Danaher Corp.                                     97,200       $  6,767,064
-------------------------------------------------------------------------------
  Manufacturing - 1.5%
    3M Co.                                            71,200       $  8,930,616
-------------------------------------------------------------------------------
  Medical & Health Products - 2.6%
    Baxter International, Inc.                       113,700       $  6,105,690
    Eli Lilly & Co.                                   95,400          6,172,380
    Stryker Corp.                                     57,900          3,159,024
                                                                   ------------
                                                                   $ 15,437,094
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 4.9%
    Express Scripts, Inc.*                            87,300       $  4,613,805
    Genzyme Corp.*                                   161,800          5,182,454
    HEALTHSOUTH Corp.*                               295,400          4,179,910
    IMS Health, Inc.                                 176,000          3,704,800
    Tenet Healthcare Corp.*                           93,500          6,965,750
    UnitedHealth Group, Inc.                          49,300          4,476,440
                                                                   ------------
                                                                   $ 29,123,159
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Baker Hughes, Inc.                                80,200       $  2,939,330
    El Paso Corp.                                    103,300          2,649,645
                                                                   ------------
                                                                   $  5,588,975
-------------------------------------------------------------------------------
  Oils - 1.0%
    Anadarko Petroleum Corp.                         117,300       $  5,952,975
-------------------------------------------------------------------------------
  Pharmaceuticals - 4.5%
    Pfizer, Inc.                                     420,675       $ 14,555,355
    Wyeth Co.                                        218,400         12,121,200
                                                                   ------------
                                                                   $ 26,676,555
-------------------------------------------------------------------------------
  Printing & Publishing - 0.3%
    Gannett Co., Inc.                                 20,200       $  1,531,160
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                     63,500       $  2,247,265
-------------------------------------------------------------------------------
  Restaurants & Lodging - 1.1%
    Brinker International, Inc.*                     100,200       $  3,361,710
    Cendant Corp.*                                   174,500          3,189,860
                                                                   ------------
                                                                   $  6,551,570
-------------------------------------------------------------------------------
  Retail - 6.8%
    BJ's Wholesale Club, Inc.*                        53,000       $  2,292,250
    Costco Wholesale Corp.*                          156,700          6,153,609
    CVS Corp.                                         75,200          2,408,656
    Family Dollar Stores, Inc.                       113,900          4,100,400
    Home Depot, Inc.                                 202,400          8,438,056
    Kohl's Corp.*                                     36,500          2,737,500
    Sears, Roebuck & Co.                              43,500          2,568,675
    Target Corp.                                     281,700         11,676,465
                                                                   ------------
                                                                   $ 40,375,611
-------------------------------------------------------------------------------
  Telecommunications - 2.1%
    Amdocs Ltd.*                                      86,300       $  1,605,180
    Charter Communications, Inc.*                     64,800            451,656
    EchoStar Communications Corp.*                   399,400         10,060,886
                                                                   ------------
                                                                   $ 12,117,722
-------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.2%
    American Tower Corp., "A"*                       331,700       $  1,260,460
    AT&T Wireless Services, Inc.*                    417,200          3,383,492
    QUALCOMM, Inc.*                                   85,300          2,698,892
                                                                   ------------
                                                                   $  7,342,844
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.0%
    Cisco Systems, Inc.*                             895,100       $ 14,124,678
    QLogic Corp.*                                     80,800          3,694,176
                                                                   ------------
                                                                   $ 17,818,854
-------------------------------------------------------------------------------
  Transportation - 0.7%
    United Parcel Service, Inc.                       69,600       $  4,202,448
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   536,228,718
-------------------------------------------------------------------------------
Foreign Stocks - 5.5%
  Bermuda - 2.7%
    Accenture Ltd. (Business Services)*               35,600       $    742,260
    Ace Ltd. (Insurance)                             207,600          7,185,036
    XL Capital Ltd. (Insurance)                       88,600          7,842,872
                                                                   ------------
                                                                   $ 15,770,168
-------------------------------------------------------------------------------
  France - 1.1%
    Aventis S.A. (Pharmaceuticals)                    90,000       $  6,259,785
-------------------------------------------------------------------------------
  Netherlands - 1.0%
    STMicroelectronics N.V. (Electronics)            223,300       $  6,006,770
-------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Vodafone Group PLC, ADR (Telecommunications)     297,877       $  4,447,304
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 32,484,027
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $580,056,494)                       $568,712,745
-------------------------------------------------------------------------------

Short-Term Obligations - 2.4%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-------------------------------------------------------------------------------
    General Electric Capital Corp., due 6/03/02      $11,502       $ 11,500,837
    The Student Loan Corp., due 6/03/02                2,738          2,737,739
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 14,238,576
-------------------------------------------------------------------------------

Repurchase Agreement - 2.4%
-------------------------------------------------------------------------------
    Morgan Stanley, dated 5/31/02, due 6/3/02,
      total to be received $14,152,123
      (secured by various U.S. Treasury & Federal
      Agency obligations in a jointly traded
      account), at Cost                              $14,150       $ 14,150,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $608,445,070)                  $597,101,321

Other Assets, Less Liabilities - (1.1)%                              (6,391,264)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $590,710,057
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
MAY 31, 2002
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $608,445,070)        $597,101,321
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    64,126,566
  Cash                                                                  899
  Receivable for investments sold                                 3,281,201
  Receivable for fund shares sold                                   253,457
  Interest and dividends receivable                                 478,892
  Other assets                                                        9,548
                                                               ------------
      Total assets                                             $665,251,884
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  8,412,965
  Collateral for securities loaned, at value                     64,126,566
  Payable for forward foreign currency exchange contracts           210,142
  Payable for fund shares reacquired                              1,489,533
  Payable to affiliates -
    Management fee                                                   12,158
    Shareholder servicing agent fee                                   1,621
    Distribution and service fee                                      7,850
  Accrued expenses and other liabilities                            280,992
                                                               ------------
      Total liabilities                                        $ 74,541,827
                                                               ------------
Net assets                                                     $590,710,057
                                                               ============
Net assets consist of:
  Paid-in capital                                              $857,091,187
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies             (11,547,455)
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (251,528,085)
  Accumulated net investment loss                                (3,305,590)
                                                               ------------
      Total                                                    $590,710,057
                                                               ============
Shares of beneficial interest outstanding                       56,998,699
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $413,697,727 / 39,973,140 shares of
     beneficial interest outstanding)                             $10.35
                                                                  ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                              $10.98
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $177,012,211 / 17,025,548 shares of
     beneficial interest outstanding)                             $10.40
                                                                  ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $118.80 / 11.306 shares of beneficial
     interest outstanding)                                        $10.51
                                                                  ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2002
------------------------------------------------------------------------------

Net investment loss:
  Income -
    Dividends                                                     $   1,922,384
    Interest                                                            328,794
    Foreign taxes withheld                                              (10,671)
                                                                  -------------
      Total investment income                                     $   2,240,507
                                                                  -------------
  Expenses -
    Management fee                                                $   2,615,062
    Trustees' compensation                                               20,013
    Shareholder servicing agent fee                                     348,689
    Distribution and service fee (Class A)                              607,933
    Distribution and service fee (Class B)                            1,055,310
    Administrative fee                                                   49,269
    Custodian fee                                                       172,252
    Printing                                                             38,662
    Postage                                                              60,545
    Legal fees                                                              545
    Auditing fees                                                        14,079
    Miscellaneous                                                       324,836
                                                                  -------------
      Total expenses                                              $   5,307,195
    Fees paid indirectly                                                (42,900)
                                                                  -------------
      Net expenses                                                $   5,264,295
                                                                  -------------
        Net investment loss                                       $  (3,023,788)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ (67,277,538)
    Foreign currency transactions                                       157,933
                                                                  -------------
      Net realized loss on investments and foriegn currency
        transactions                                              $ (67,119,605)
                                                                  -------------
  Change in unrealized depreciation -
    Investments                                                   $ (33,734,195)
    Translation of assets and liabilities in foreign currencies        (392,507)
                                                                  -------------
      Net unrealized loss on investments and foreign currency
        translation                                               $ (34,126,702)
                                                                  -------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $(101,246,307)
                                                                  -------------
          Decrease in net assets from operations                  $(104,270,095)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED            YEAR ENDED
                                                                          MAY 31, 2002     NOVEMBER 30, 2001
                                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment loss                                                    $  (3,023,788)        $  (6,826,968)
  Net realized loss on investments and foreign currency
    transactions                                                           (67,119,605)         (179,936,106)
  Net unrealized loss on investments and foreign
    currency translation                                                   (34,126,702)          (51,445,740)
                                                                         -------------         -------------
    Decrease in net assets from operations                               $(104,270,095)        $(238,208,814)
                                                                         -------------         -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                      $        --           $(100,055,010)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                               --             (64,696,550)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                               --                     (17)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                                       --              (2,855,157)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                                       --              (1,846,172)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                       --                      (1)
  From paid-in capital (Class A)                                                  --                 (74,061)
  From paid-in capital (Class B)                                                  --                 (47,888)
                                                                         -------------         -------------
    Total distributions declared to shareholders                         $        --           $(169,574,856)
                                                                         -------------         -------------
Net increase (decrease) in net assets from fund share
  transactions                                                           $ (84,703,967)        $ 194,660,257
                                                                         -------------         -------------
      Total decrease in net assets                                       $(188,974,062)        $(213,123,413)
Net assets:
  At beginning of period                                                   779,684,119           992,807,532
                                                                         -------------         -------------

At end of period (including accumulated net investment
loss of $3,305,590 and $281,802, respectively)                           $ 590,710,057         $ 779,684,119
                                                                         =============         =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         --------------------------------------------------------------------------
                                MAY 31, 2002              2001             2000            1999            1998            1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
   of period                          $12.08            $18.90           $20.36          $17.29          $17.36          $18.02
                                      ------            ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)        $(0.04)           $(0.07)          $(0.13)         $(0.12)         $(0.06)         $ 0.03
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (1.69)            (3.43)            0.61            5.12            2.94            3.41
                                      ------            ------           ------          ------          ------          ------
      Total from investment
        operations                    $(1.73)           $(3.50)          $ 0.48          $ 5.00          $ 2.88          $ 3.44
                                      ------            ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions             $ --              $(3.23)          $(1.94)         $(1.93)         $(2.95)         $(4.10)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --               (0.09)            --              --              --              --
  From paid-in capital                  --               (0.00)+++         --              --              --              --
                                      ------            ------           ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $ --              $(3.32)          $(1.94)         $(1.93)         $(2.95)         $(4.10)
                                      ------            ------           ------          ------          ------          ------
Net asset value - end of period       $10.35            $12.08           $18.90          $20.36          $17.29          $17.36
                                      ======            ======           ======          ======          ======          ======
Total return(+)                       (14.32)%++        (23.04)%           2.08%          32.12%          20.89%          24.67%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            1.30%+            1.26%            1.19%           1.22%           1.24%           1.29%
  Net investment income (loss)         (0.64)%+          (0.51)%          (0.60)%         (0.64)%         (0.35)%          0.22%
Portfolio turnover                        34%               87%              98%            105%            217%            159%
Net assets at end of period
 (000 Omitted)                      $413,698          $545,398         $583,749        $476,402        $323,354        $219,755

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         --------------------------------------------------------------------------
                                MAY 31, 2002              2001             2000            1999            1998            1997
                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $12.18            $18.97           $20.41          $17.32          $17.34          $17.96
                                      ------            ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                 $(0.08)           $(0.18)          $(0.30)         $(0.25)         $(0.18)         $(0.08)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (1.70)            (3.48)            0.65            5.13            2.98            3.40
                                      ------            ------           ------          ------          ------          ------
      Total from investment
        operations                    $(1.78)           $(3.66)          $ 0.35          $ 4.88          $ 2.80          $ 3.32
                                      ------            ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions             $ --              $(3.04)          $(1.79)         $(1.79)         $(2.82)         $(3.94)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --               (0.09)            --              --              --              --
  From paid-in capital                  --               (0.00)+++         --              --              --              --
                                      ------            ------           ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $ --              $(3.13)          $(1.79)         $(1.79)         $(2.82)         $(3.94)
                                      ------            ------           ------          ------          ------          ------
Net asset value - end of period       $10.40            $12.18           $18.97          $20.41          $17.32          $17.34
                                      ======            ======           ======          ======          ======          ======
Total return                          (14.61)%++        (23.63)%           1.37%          31.05%          20.08%          23.66%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            2.05%+            2.01%            1.93%           1.97%           1.99%           2.05%
  Net investment loss                  (1.40)%+          (1.26)%          (1.36)%         (1.38)%         (1.09)%         (0.51)%
Portfolio turnover                        34%               87%              98%            105%            217%            159%
Net assets at end of period
 (000 Omitted)                      $177,012          $234,286         $409,058        $492,677        $435,394        $432,327

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,                   PERIOD ENDED
                                   SIX MONTHS ENDED       -------------------------------------------------      NOVEMBER 30,
                                       MAY 31, 2002            2001          2000          1999        1998             1997*
                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                            CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $12.21          $19.03        $20.44        $17.36      $17.41            $13.99
                                             ------          ------        ------        ------      ------            ------
Income from investment operations# -
  Net investment income (loss)               $(0.03)         $(0.06)       $(0.07)       $(0.08)     $(0.02)           $ 0.12
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (1.67)          (3.39)         0.64          5.13        2.96              3.30
                                             ------          ------        ------        ------      ------            ------
      Total from investment operations       $(1.70)         $(3.45)       $ 0.57        $ 5.05      $ 2.94            $ 3.42
                                             ------          ------        ------        ------      ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions
                                             $ --            $(3.27)       $(1.98)       $(1.97)     $(2.99)           $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --             (0.10)         --            --          --                --
                                             ------          ------        ------        ------      ------            ------
      Total distributions declared to
        shareholders                         $ --            $(3.37)       $(1.98)       $(1.97)     $(2.99)           $ --
                                             ------          ------        ------        ------      ------            ------
Net asset value - end of period              $10.51          $12.21        $19.03        $20.44      $17.36            $17.41
                                             ======          ======        ======        ======      ======            ======
Total return                                 (13.92)%++      (22.61)%        2.55%        32.35%      21.37%            24.45%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                   1.05%+          1.01%         0.84%         0.97%       0.98%             1.07%+
  Net investment income (loss)                (0.40)%+        (0.72)%       (0.54)%       (0.42)%     (0.15)%            0.90%+
Portfolio turnover                               34%             87%           98%          105%        217%              159%
Net assets at end of period
  (000 Omitted)                              $    0+++       $    0+++     $    0+++       $157         $39                $3

  *For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Large Cap Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $61,867,287. These loans were collateralized by cash of $64,126,566 which was invested in the following short-term obligations:

                                          SHARES                     VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime
  Portfolio, at identified cost       64,126,566               $64,126,566

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $13,349 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $29,551 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended November 30, 2001, and November 30, 2000, was as follows:

                                          NOVEMBER 30, 2001  NOVEMBER 30, 2000
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $ 43,040,906        $38,380,202
    Long-term capital gain                      126,412,001         52,527,748
                                               ------------        -----------
                                               $169,452,907        $90,907,950
    Tax return of capital                           121,949             --
                                               ------------        -----------
Total distributions declared                   $169,574,856        $90,907,950
                                               ============        ===========

As of November 30, 2001, the components of accumulated losses on a tax basis were as follows:

     Undistributed ordinary income                    $      --
     Undistributed long-term capital gain                    --
     Capital loss carryforward                         (166,624,628)
     Unrealized gain                                     11,205,276
     Other temporary differences                         (6,691,683)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to reduce its management fee to 0.65% of the fund's average daily net assets in excess of $1 billion and to 0.60% of the fund's average daily net assets in excess of $2.5 billion. This voluntary waiver may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the six months ended May 31, 2002 was 0.75% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $17,511 for the six months ended May 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,771 for the six months ended May 31, 2002. Fees incurred under the distribution plan during the six months ended May 31, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,799 for Class B shares, for the six months ended May 31, 2002. Fees incurred under the distribution plan during the six months ended May 31, 2002, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 2002, were $2,224, and $131,153 for Class A, and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $228,722,979 and $317,899,993, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $618,891,090
                                                                 ------------
Gross unrealized appreciation                                    $ 50,562,166
Gross unrealized depreciation                                     (72,351,935)
                                                                 ------------
    Net unrealized depreciation                                  $(21,789,769)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        SIX MONTHS ENDED MAY 31, 2002                YEAR ENDED NOVEMBER 30, 2001
                                     --------------------------------             -------------------------------
                                            SHARES             AMOUNT                    SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                              7,944,256      $  91,764,565                30,465,740     $ 424,988,288
Shares issued to shareholders
  in reinvestment of distributions            --                 --                   5,839,373        95,007,071
Shares reacquired                      (13,125,256)      (151,267,034)              (22,041,879)     (302,978,068)
                                     -------------      -------------             -------------     -------------
    Net increase (decrease)             (5,181,000)     $ (59,502,469)               14,263,234     $ 217,017,291
                                     =============      =============             =============     =============

Class B shares
                                        SIX MONTHS ENDED MAY 31, 2002                YEAR ENDED NOVEMBER 30, 2001
                                     --------------------------------             -------------------------------
                                            SHARES             AMOUNT                    SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                              1,757,717      $  20,351,715                 4,190,928     $  60,387,176
Shares issued to shareholders
  in reinvestment of distributions            --                 --                   3,717,115        61,406,298
Shares reacquired                       (3,969,045)       (45,553,213)              (10,238,654)     (144,150,601)
                                     -------------      -------------             -------------     -------------
    Net decrease                        (2,211,328)     $ (25,201,498)               (2,330,611)    $ (22,357,127)
                                     =============      =============             =============     =============

Class I shares
                                        SIX MONTHS ENDED MAY 31, 2002                YEAR ENDED NOVEMBER 30, 2001
                                     --------------------------------             -------------------------------
                                            SHARES             AMOUNT                    SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                   --        $        --                           5     $          75
Shares issued to shareholders
  in reinvestment of distributions            --                 --                           1                18
Shares reacquired                             --                 --                        --                --
                                     -------------      -------------             -------------     -------------
    Net increase                              --        $        --                           6     $          93
                                     =============      =============             =============     =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $3,764 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                            CONTRACTS TO      IN EXCHANGE     CONTRACTS AT           NET UNREALIZED
                  SETTLEMENT DATE        DELIVER/RECEIVE              FOR            VALUE             DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
Sales                     6/18/02  GBP         4,626,203       $6,546,077       $6,756,219    $  (210,142)

At May 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

MFS(R) LARGE CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust II, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since March 1997)                             Vice President

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741

PORTFOLIO MANAGER                                        For service to speech- or hearing- impaired
John E. Lathrop+                                         individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time.
CUSTODIAN                                                (To use this service, your phone must be equipped
State Street Bank and Trust Company                      with a Telecommunications Device for the Deaf).

INVESTOR INFORMATION                                     For share prices, account balances, exchanges or
For information on MFS mutual funds, call your           stock and bond outlooks, call toll free:
investment professional or, for an information           1-800-MFS-TALK (1-800-637-8255) anytime from a
kit, call toll free: 1-800-637-2929 any business         touch-tone telephone.
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).                                        WORLD WIDE WEB
                                                         www.mfs.com

+  MFS Investment Management

MFS(R) LARGE CAP GROWTH FUND                                    ------------
                                                                 PRSRT STD
[logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 Boylston Street                                             ------------
Boston, MA 02116-3741



(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                    MLC-3 7/02 67.5M 03/203/803